COMMERCIAL-IN-CONFIDENCE

                             AMENDMENT NO. 1 TO THE
                       JOINT INVESTMENT AGREEMENT BETWEEN
                    ORION ASIA PACIFIC CORP. AND DACOM CORP.

          This Amendment No. 1 to the Joint Investment Agreement (the "Amendment") effective as of July ___, 1997, by and between Orion Asia Pacific Corp., a corporation organized and existing under the laws of Delaware, U.S.A. ("Orion") and DACOM CORP., a corporation organized and existing under the laws of the Republic of Korea ("DACOM").

                              W I T N E S S E T H:

          WHEREAS, the Parties have entered into a Joint Investment Agreement dated November 11, 1996 (the "Agreement"), for Orion's provision to DACOM of a payload on Orion 3 consisting of eight (8) 36 Mhz Ku-band transponders and three
(3) spare transponders which will cover the Korean Peninsula; and

          WHEREAS, a satellite manufacturing contract for Orion 3 has been executed between Orion and Hughes Space and Communications International, Inc. (the "Satellite Manufacturer") on January 15, 1997 (the "Manufacturing
Contract") which contract provides for certain specifications for the DTH Payload that are different from those set forth in Exhibit B of the Joint Investment Agreement dated November 11, 1996; and

          WHEREAS, the Parties desire to enter into an amendment to the Joint Investment Agreement to reconcile differences between the existing Exhibit B (Issue 2.2) of the Joint Investment Agreement and the proposed Exhibit B (Issue 3.0) resulting from the Manufacturing Contract;

          NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the Parties hereto agree to amend the Agreement as follows:

1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given those terms in the Agreement.

2. Article 1, Definitions. The following definitions are hereby deleted in their entirety and replaced with the following:

     o "Acceptance Test Plan" means the plan for testing the Transponders and Spare Transponders, both prior to launch and in-orbit, in the form and substance set forth (or to be set forth) in (a) the Integrated Test Plan which is attached hereto as Exhibit F, and (b) the detailed test procedures for the In-Orbit Test Plan (part of the Integrated Test
          Plan) which will be developed, within approximately four (4) months prior to launch of Orion 3-- the objective of the In-Orbit Test Plan will be to verify ground test results and the In-Orbit Test Plan procedures will be


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         consistent with customary and reasonable practice within the satellite industry. In connection with the development of the In-Orbit Test procedures, Orion and DACOM will work closely to coordinate input to the Satellite Manufacturer.

     o "Launch Failure" means the failure of Orion 3 within 180 days after launch or the time prescribed within the insurance contract to be procured by Orion, whichever occurs first (i) to reach its assigned orbital location, or (ii) to have at least _____ ____________ of the transponders meeting their respective technical specifications, or
         (iii) to have sufficient stationkeeping fuel to achieve its required orbital performance for a minimum of ________________ of the Orion 3 fifteen (15) year life (in-orbit maneuver life specified in the Manufacturing Contract) upon reaching its assigned orbital location, or
         (iv) to otherwise be commercially usable as a result of destruction or damage incurred during launch;

The following definition is hereby be added to this Article:

     o "DTH Service" shall have the meaning of a single multiplexed carrier for digital broadcasting service with equipment and operated in a manner consistent with industry standards and optimized to be received by individual subscribers via dish antenna no larger than ______________________ in diameter.

3. Section 6.1(b), Notice of Transponder Failure. This Section is hereby deleted in its entirety and replaced with the following:

     Each Party shall notify the other Party as soon as reasonably possible upon learning of the commencement of any event which, with the passage of time, could result in a Transponder Failure and of the relevant facts known to it concerning such event. For purposes of determining whether a Transponder Failure has occurred, the point when a Transponder fails to meet its Technical Specification shall be deemed to have commenced upon receipt by Orion of written notification thereof from DACOM, sent via telefax (with answerback being deemed evidence of receipt by Orion), subject to Orion's verification that the Transponder is not performing pursuant to the Technical Specifications in any material respect. The event which, with the passage of time, could result in a Transponder Failure shall be deemed to have ended, and the Transponder shall be deemed to have been restored, upon receipt by DACOM, of written notification from Orion, sent via telefax (with answerback being deemed evidence of receipt by DACOM), that such Transponder has resumed performance in accordance with the Technical Specifications in all material respects or that a Spare Transponder has been made available to DACOM. For purposes of this Article only, notice as required under this provision shall be sent to the following:


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FOR DACOM:        -----------------------------------
                  Tel:-------------------------------
                  Fax:-------------------------------

FOR ORION:        -----------------------------------
                  Tel:-------------------------------
                  Fax:-------------------------------

     4. Section 6.1(c), Restoration. The following is hereby added to the end of this Section:

          Additionally, DACOM agrees to fully cooperate with Orion's reasonable requests to test the Transponders in the event of a Transponder Failure. DACOM understands that such testing may require Orion to divert certain traffic on the Transponders. Orion shall conduct such testing in a way and during periods in which there will be no or little impact to DACOM or its customers. Orion shall consult with DACOM, consistent with the requirements necessitating the testing, regarding the need, if any, to interrupt the service on the Transponders. Orion shall give DACOM as much advance notice as practicable of the need to interrupt any service on the Transponders.

     5.   Section 11.2 is hereby deleted and replaced with the following:

          EXCEPT AS SPECIFICALLY SET FORTH IN ARTICLE 17 HEREOF, ORION MAKES NO REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED AS TO THE CONDITION OF ORION 3 OR THE TRANSPONDERS OR SPARE TRANSPONDERS. ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. DACOM ACKNOWLEDGES THAT ORION MAKES NO WARRANTIES BEYOND THOSE SPECIFICALLY SET FORTH HEREIN, AND THAT THERE IS NO IMPLIED WARRANTY OF MERCHANTABILITY OR
          FITNESS FOR ANY PARTICULAR PURPOSE ASSOCIATED WITH ORION 3 OR THE TRANSPONDERS OR SPARE TRANSPONDERS. DACOM SHALL INDEMNIFY ORION AND HOLD ORION HARMLESS FROM ANY CLAIMS MADE UNDER ANY WARRANTY OTHER THAN THOSE SPECIFICALLY SET FORTH HEREIN OR REPRESENTATIONS BY DACOM TO ANY THIRD PARTY AS TO ORION 3 OR THE TRANSPONDERS.

     6.   The following is hereby added to the end of Section 13.1:

          Orion shall keep DACOM informed in writing on a periodic basis of any relevant information regarding the frequency coordination issues.

     7.   The  following is hereby  added as a separate  paragraph at the end of
Article 7:
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          Given DACOM's DTH Service objective,  Orion hereby agrees,  during the
          Term, not to reduce the EIRP performance of the DACOM payload below the Technical Specifications contained in Exhibit B (Issue 4.0) for any frequency coordination purpose without DACOM's prior written consent, which consent, having due regard for the DTH Service intended for use by DACOM, shall not be unreasonably withheld.

          In the event Orion violates the foregoing with respect to Transponders which have not been retained by DACOM pursuant to Section 17.7, DACOM shall be entitled to the following:

          (a)  Injunctive relief; and/or

          (b)  Actual   damages,   as   determined   by  a  court  of  competent
               jurisdiction, in an amount not to exceed US$71,314 ____________________________________ multiplied by the number of months remaining in the Term for each Transponder suffering from a reduction to the EIRP performance (the "Capped Amount"). In this case, as long as the actual damages determined by the court and paid by Orion to DACOM are less than the Capped Amount, DACOM is entitled to keep utilizing the Transponder for any commercial purpose, and if the actual damages determined by the court are the Capped Amount, upon payment of such damages by Orion, DACOM shall have no further right to use the Transponders.

     8.   The following is hereby added as Article 17 hereto:

                                   ARTICLE 17.

                        _______________________ WARRANTY


          17.1  _________________  Warranty.  Subject to the  provisions of this
          Article 17, Orion hereby warrants to DACOM the following:

          (a)    During   the    Warranty    Period    (as    defined    below),
          ____________________,  there will be no Degradation (as defined below)
          ______________________ (as defined below); and

          (b) During the Warranty Period, _________________, there will be no increase in Degradation ___________________________________ contained in the original Agreement dated November 11, 1996 to that resulting from this Amendment (collectively the "Warranty").

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          The above Warranty shall not apply to (a)-----------------------------
          _______________________________;  (b) ___________________;  and/or (c)
          any Successor Satellite Orion chooses to launch, unless the Parties mutually agree in writing.

          (c) For purposes of this Article 17 the following definitions shall apply:

          i.   ___________________________.

          ii.  ___________________________.

          iii. Warranty Period: the period of time beginning November 11, 1996 and ending at the end of the second Additional Test completed pursuant to Article 17.7. or 5 months after the Commencement Date, whichever is earlier.

          (d) Limitation of Breach Claims. DACOM's remedies for breach of the Warranty under this Article 17 shall be limited to the procedures set forth in this Section 17 for Additional Tests and Arbitration (if the facts are disputed); under no circumstances shall DACOM have the right to make a subsequent Warranty claim during the Warranty Period or thereafter.

          17.2 FREQUENCY COORDINATION TESTING. (a) During In-Orbit Testing and after consultation and coordination with DACOM, Orion shall analyze the Transponders for interference by conducting a spectrum analyzer test in accordance with Exhibit G (the "Test"); DACOM may, at its discretion, have the opportunity to have a representative attend such Test. The data resulting from the Test shall be provided to DACOM within 7 days following completion of the Test for informational purposes only and shall have no evidentiary use in any resulting Arbitration.


          (b) DACOM may, at its discretion, during the Warranty Period, conduct tests, including a ______________ as defined in Exhibit G, to determine the existence of Degradation ___________________ in breach of the Warranty. Orion shall be given notice and afforded the opportunity to attend such tests. In the event DACOM chooses to perform such _____________, the results of the test shall be for informational purposes only and shall not be binding on the Parties nor shall such test have any evidentiary use in any resulting arbitration.

          (c) During the Warranty Period, DACOM shall provide to Orion, no later than ten days following the end of each calendar month, a report setting forth the details of any outages or other matters adversely affecting the performance of the Transponders experienced by DACOM during the reporting period. Orion will consult with DACOM if, during the Warranty Period, there are matters affecting the performance of the Transponders.


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          17.3 NOTICE FOR ADDITIONAL  Tests.  DACOM may submit a written request
          ("Notice for Additional Tests") on two separate occasions during the Warranty Period for the performance of the additional tests , as outlined in Exhibit G ("Additional Tests"). The Notice of Additional Tests for the second Additional Tests shall be submitted to Orion no later than a time which permits the completion of the Additional Tests within the Warranty Period.

          17.4 ADDITIONAL TESTS. (a) Within a reasonable time after receipt of the Notice for Additional Tests, the Additional Tests shall be performed by DACOM for a period of 15 days per Additional Tests in cooperation with Orion (who shall be permitted to witness such Additional Tests) using DACOM's planned MCPC video transmission.

          (b) During the period of Additional Tests or any resulting Arbitration, DACOM shall be permitted to use the Transponders not subject to Additional Tests or said Arbitration and shall be permitted to use the Transponders subject to Additional Tests or said Arbitration to the extent said Additional Tests or Arbitration are not affected by such use of the Transponder.

          17.5  NOTICES.   The  following   additional   notice  provisions  are
          applicable to this Article 17:

          (a) NOTICE OF BREACH OF ____________ WARRANTY. DACOM may, within 5 days after completion of the second Additional Test, submit to Orion a written statement providing sufficient facts to reasonably demonstrate there is Degradation ______________ in violation of the Warranty under
          Article 17 (the "Notice of Breach"). Included as part of the Notice of Breach shall be the results of any and all tests conducted pursuant to paragraph 17.2(b) or 17.4, and DACOM shall respond to reasonable requests from Orion for additional information intended to establish the existence of a factual basis for a claim of breach of the Warranty.

          (b) DEGRADATION NOTICE. If, within 2 days after receipt of the Notice of Breach, DACOM and Orion agree there is a breach of Warranty in violation of Article 17, Orion shall send to DACOM notification indicating their agreement ("Degradation Notice"). Thereafter, the rights and remedies of Orion and DACOM shall be as set forth in
          Section 17.7.

          (c) NOTICE OF DISPUTE. If, within 2 days after receipt of the Notice of Breach, Orion and DACOM do not agree that the results of the Additional Tests and other facts presented by DACOM clearly establish a breach of the Warranty under Article 17, Orion shall issue to DACOM a Notice of Dispute.


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          (d)  NOTICE OF  ARBITRATION. If,  within 2 days  after  receipt of the
          Notice of Dispute,  and DACOM  desires to pursue its remedies  herein,
          DACOM  shall  notify  Orion  and  the  designated   Arbitrators   (the
          "Arbitration Notice"), and the matter shall thereupon be resolved in accordance with Section 17.6, Dispute Resolution.

          17.6 DISPUTE RESOLUTION. In lieu of Section 16.6, Orion and DACOM agree that disputes arising under this Article 17 shall be settled definitively by using an expedited, independent arbitration proceeding (the "Arbitration Proceeding"). The Arbitration Proceeding shall be conducted by three (3) arbitrators (the "Arbitration Panel") who shall utilize, for guidance only, the rules set forth in the Rules of Conciliation and Arbitration of the International Chamber of Commerce
          (ICC). In order to expedite the Arbitration Proceeding, each Party shall designate one arbitrator 90 days prior to Launch and notify the other in writing of its selection. At least 30 days prior to launch, the arbitrators appointed by the Parties shall designate the third arbitrator in writing. Each arbitrator shall be knowledgeable of and experienced with the communications satellite's design/manufacturing or operations industries.

          The Parties agree that the issue to be decided by the Arbitration Panel is whether the facts presented to the Arbitration Panel establish, by clear and convincing evidence, that Degradation has occurred such as to constitute a breach of the Warranty. In conducting the Arbitration Proceeding, the Parties will provide any written, recorded, or other documentary evidence (the "Evidence") within 3 days of the Arbitration Notice, and the Arbitration Panel will review and consider the Evidence. Within 10 days after the Arbitration Notice, the Arbitration Panel shall convene a hearing (not to exceed 5 days in duration), during which each side shall have up to two days (8 hours per each day) to present its case and, furthermore, each side shall have one half day (4 hours) to cross-examine witnesses for the other side. Following the hearing, the Parties shall brief the Arbitration Panel on any issues requested by the Panel. Said briefs to be due within 7 days from the completion of the hearing. The Arbitration Panel shall render its decision within 7 days of submission of the briefs (there shall be no reply briefs). The decision of the Arbitration Panel shall determine whether there has been a Degradation in breach of the Warranty and the resulting remedy (in accordance with the provisions of Section 17.7); the Arbitration Panel shall not be required to render an opinion specifying the reasoning for its decision. The decision of the Arbitration Panel shall be in writing and shall determine (i) whether there has been Degradation in breach of the Warranty; (ii) a reasonable period of time for Orion to cure the Degradation but no later than the last day of the Curing Period (as defined below); and (iii) the appropriate remedy as set forth in
          Section 17.7 (subject to DACOM's election to continue to use the _________ Transponders) in the event Orion fails to cure the Degradation with the time period set forth in (ii) above.

          The Arbitration Proceeding shall take place in Vancouver, British Columbia, Canada. The applicable law shall be the substantive and procedural laws of the State of New York. All arbitration shall be in the English language. The arbitration award shall be final and binding upon the Parties and judgment may be entered thereon, upon the application of either Party, by any court of competent jurisdiction. Each Party shall bear the cost of preparing and presenting its case, and the cost of the arbitration (including fees and expenses of the arbitrators) shall be shared equally by the Parties.

          17.7 REMEDY FOR BREACH OF WARRANTY. In the event the Parties agree, pursuant to Section 17.5(b) or the Arbitration Panel decides, pursuant to Section 17.6 there is Degradation to one or more of the Transponders as a result of ____________________________, in breach of the Warranty, then Orion shall have an opportunity to cure the Degradation up to the last day of the Curing Period (defined as the period of time beginning with the Commencement Date and ending 6 months thereafter) or such time as determined by the Arbitration Panel pursuant to Section 17.6. If such Degradation is not cured within the Curing Period, DACOM shall be entitled, as its sole remedy and in lieu of the remedies set forth in Section 2.3, to the following:

               (i) If three (3) or fewer Transponders suffer Degradation caused by ___________________________________________________ as of the
               last day of the Curing Period, DACOM shall be entitled either (a) to a refund of US$11,125,000 per __________________ with no further right to use such ______________; or (b) to retain the rights to use such __________________ with no reduction to the Joint Investment Amount. Such election by DACOM must be made no later than 5 days following the final decision of the Arbitration Panel or, where the Parties agree there is a breach of the Warranty, within 5 days following the issuance of the Degradation Notice under Section 17.5(b).

               (ii) If more than three (3) Transponders suffer Degradation caused by ______________________________ as of the last day of the Curing Period , DACOM shall be entitled, as its sole and exclusive remedy, either (a) to retain the rights to use such _____________________ with no reduction to the Joint Investment Amount; or (b) to a refund of all amounts previously paid to Orion by DACOM pursuant to Sections 5.2(a) - (d), in which case, the Agreement shall terminate and DACOM shall have no further rights hereunder. Such election by DACOM must be made no later than 5 days following the final decision of the Arbitration Panel or, where the Parties agree there is a breach of the Warranty, within 5 days following the issuance of the Degradation Notice under Section 17.5(b).


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9.   Exhibit B, Issue 2.2, Technical  Specifications of the Agreement are hereby deleted in their entirety and replaced with the attached Exhibit B, Issue 4.0, dated June 23, 1997.

10. The attached Exhibit F, HS601HP, Integrated Test Plan, has been agreed to by the Parties and is hereby incorporated into the Agreement as the Acceptance Test Plan.

11. The attached Exhibit G shall be incorporated into the Agreement as the Frequency Coordination Test Plan.

12. Notwithstanding Sections 5.2(b) and 5.6(a), the Parties acknowledge that neither the posting of the Letter of Credit due ___________ nor the ________________ payment due _____________ have been made. The Parties hereby agree there is no default for failure to meet the aforesaid requirements, and there is no right to interest on any such amounts. DACOM shall post the letter of credit and pay ________________ by __ days following the date of execution, by both Parties, of this Amendment. In the event the aforementioned payment is not made as required under this provision, Orion shall be entitled to collect interest beginning on the 16th day after execution of this Amendment and in accordance with the terms of Section 5.5 of the Agreement.

13. Section 16.9, Confidentiality. The following is hereby added to the beginning of this Section: ---------------

          The Parties hereby acknowledge that during the Term of the Joint Investment Agreement, it may be necessary for DACOM to disclose Confidential Information to Permitted Users for purposes of this Agreement. At such time as DACOM desires to make such disclosure, it shall request, in writing, approval from Orion, with such request identifying the Permitted User and the Confidential Information DACOM seeks to disclose. Orion shall respond promptly in writing to this request acknowledging its approval (which shall not be unreasonably withheld) or its disapproval, in which case Orion shall provide the reasons for its disapproval.

14. Orion is currently working with the Satellite Manufacturer to amend the Manufacturing Contract such that the technical specification for the DTH Payload contained in Exhibit B, Appendix A will be substantially identical to Exhibit B, as adopted hereby. Orion shall notify DACOM within 15 days of the effective date of this Amendment if the Manufacturing Contract has not been so amended.

15. Section 16.1, Further Assurances. This Section is hereby deleted and replaced by the following:

     DACOM and Orion shall take all appropriate action and execute all documents, instruments or conveyances of any kind which may be necessary or advisable to carry out any of the provisions hereof and to consummate the transactions contemplated hereby. Orion hereby agrees that (i) the Korean National Flag and


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     DACOM's  logo shall be affixed or marked on the Orion 3  launching  vehicle conspicuous from the observation decks; (ii) the name of Orion 3 in Korea shall be Orion 3/DACOM, and such name may be used in documents and marketing materials distributed in Korea; (iii) through the Term, DACOM shall have the exclusive right to use the Transponders for DTH Service in Korea, and Orion will not provide comparable transponders on Orion 3 to any other entity for the purpose of providing DTH Service in Korea; however, in the event any of the Transponders are ____________________ returned to Orion pursuant to Section 17.6, Orion may, in its sole discretion, provide such returned Interfered Transponders or any other returned Transponders to any party for the purpose of providing direct to home television service in Korea; (iv) Orion shall inform DACOM of any matters related to the construction, launch and financing of Orion 3 that would have a material adverse effect on DACOM's rights to the Transponders and Spare Transponders hereunder or delay of launch of Orion 3; and (v) Orion shall delivery to DACOM Orion's form of warrant containing the terms set forth in the letter attached hereto as Exhibit E.

16. Section 10.1(a)(i), Launch Delay; Launch Failure; Loss of Orbital Position. This Section is hereby deleted and replaced by the following:

     Subject to clause (ii) below, if Orion 3 is not launched by May 31, 1999, or if the Commencement Date is delayed beyond June 30, 1999, or if there is a Launch Failure and DACOM does not timely exercise its option to acquire the right to use transponders on a Replacement Satellite pursuant to
     Section 2.3 (or if such Replacement Satellite option is not made available to DACOM by Orion), or if the orbital position in which Orion 3 is located is not within the range of 136 degrees EL to 142 degrees EL, or in the event of a catastrophic failure (i.e., destruction of the satellite) or other event which would clearly result in a Launch Failure;

17. Exhibit C, Form Letter of Credit is hereby deleted in its entirety and replaced with the attached revised Exhibit C.

18. Orion and DACOM have participated jointly in the negotiation and drafting of this Amendment. If an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by both Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party because of the authorship of any of the provisions of this Amendment. Any reference to any law shall be deemed also to refer to all rules, regulations, orders or decrees promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Each representation, warranty and covenant contained herein shall have independent significance. If either Party breaches in any respect any representation, warranty, covenant, or other obligation contained herein or created hereby, the fact that there exists another representation, warranty, covenant, or obligation relating to the same subject matter (regardless of the relative levels of specificity) which has not been breached shall not detract from or mitigate the consequences of such breach. The Exhibits specified in this Amendment are incorporated herein by reference and made a part hereof.

Except as amended herein, the Agreement and any prior amendments thereto, shall remain in full force and effect in all respects, including but not limited to price, delivery, schedule, and performance.

IN WITNESS WHEREOF, the Parties have each duly executed this Amendment No. 1 as of the day and year first written above.

ORION ASIA PACIFIC CORP.                               DACOM CORP.


By:                                          By:
   --------------------------                   --------------------------------
    W. Neil Bauer                                Kim, Young Chul
    Chief Executive Officer                      Senior Executive Vice President

Date:                                        Date:
     ------------------------                     ------------------------------

                          COMMERCIAL - IN - CONFIDENCE


                                    Exhibit B
                               ORION ASIA PACIFIC
                             TECHNICAL SPECIFICATION
                                       FOR
                                DACOM DTH PAYLOAD
                                   REVISION B


                                   Issue: 4.0

                             Revised: June 23, 1997




  Signed:                                                       Date:
  On behalf of Orion Network Systems, Inc.


  Signed:                                                       Date:
  On behalf of DACOM Corporation

                          COMMERCIAL - IN - CONFIDENCE




Exhibit B Revision History

1/11/97           Rev -

2/12/97           Rev A    Pages: 3,4,6,11

6/23/97           Rev B

                                    Exhibit C
                              Form Letter of Credit

   [Irrevocable Standby Letter of Credit to be issued by DACOM CORP.'s bank to
                            ORION ASIA PACIFIC CORP.]

                      IRREVOCABLE STANDBY LETTER OF CREDIT


                                 Issuance Date:
                                 Credit Number:


Dear Sirs:

1. [Name of issuing Bank] (the "Bank") hereby establishes, in your favor, at the request and for the account of DACOM CORP., the Bank's IRREVOCABLE STANDBY LETTER OF CREDIT NO. ____ (this "Letter of Credit"), in an amount not to exceed United States Dollars (________USD) (such amount, as it may be reduced from time to time in accordance with Section 3 hereof, being called the "Maximum Drawing Amount"). This Letter of Credit is being issued pursuant to the Joint Investment Agreement dated as of November 11, 1996 (the "Agreement") and the subsequent amendments thereto between DACOM CORP. and ORION ASIA PACIFIC CORP. This Letter of Credit is effective immediately and will expire at 4:00 p.m., New York time, on the earlier of (a) the date (the "Surrender Date") upon which ORION ASIA PACIFIC CORP. presents to the Bank a certificate in the form of Annex A hereto or (b) ___________ (the "Expiry Date") (the earlier of the Surrender Date or the Expiry Date being referred to herein as the "Termination Date").

2. The Bank hereby irrevocably authorizes ORION ASIA PACIFIC CORP. to draw on the Bank, in accordance with the terms and conditions hereinafter set forth, an amount not in excess of the Maximum Drawing Amount on the date of such drawing (the "Date of Drawing").

3.   The Maximum Drawing Amount shall be modified from time to time as follows:

     (a) upon payment by the Bank of a drawing hereunder, the Maximum Drawing Amount applicable to each Date of Drawing subsequent to such payment shall be automatically reduced by an amount equal to the amount of the drawing so paid.

4. Funds under this Letter of Credit are available to ORION ASIA PACIFIC CORP. against presentation of a draft of ORION ASIA PACIFIC CORP. in the form of Annex B hereto and a certificate signed by ORION ASIA PACIFIC CORP. in a form of Annex C hereto. Each such draft and certificate shall be dated the date of presentation and shall be presented at the Bank's office at [address in New York, U.S.A.] (Telecopier No. ). The Bank agrees that, so long as this Letter of Credit is in effect, it will maintain an office in, or an arrangement reasonably satisfactory to ORION ASIA PACIFIC CORP. with a paying bank having an office in the United States where such presentation may be made. The aforesaid drafts and certificates shall have all blanks appropriately completed, shall be signed by a person purporting to be an authorized representative of ORION ASIA PACIFIC CORP., and shall be either in the form of a letter or a communication by telecopier delivered to the Bank. Any communication by telecopier pursuant to which a drawing is made hereunder shall be promptly confirmed to the Bank in writing. However, the Bank shall have no responsibility or liability for ORION ASIA PACIFIC CORP.'s failure to confirm any drawing made by telecopier in writing or for any discrepancies that may exist between the documents delivered by telecopier and ORION ASIA PACIFIC CORP.'s written confirmation of same.

5. The Bank hereby agrees that all drafts drawn under the terms of this Letter of Credit will be duly honored by the Bank upon delivery, or transmission by telecopier (promptly confirmed in writing),m of the draft and the certificate as specified in Section 2 and if presented (by such delivery or transmission) at our aforesaid office on or before 4:00 p.m. New York time, on the Termination Date. If a drawing is made by ORION ASIA PACIFIC CORP. hereunder at or prior to 11:00 a.m., New York time, on a Business Day (as hereinafter defined), and provided that such draft and certificate presented in connection therewith conform to the terms and conditions hereof, payment shall be made of the amount specified in immediately available funds not later than 4:00 p.m., New York time, on the same Business Date. If a drawing is made by ORION ASIA PACIFIC CORP. hereunder after 11:00 a.m., New York time, and provided that such draft and certificate presented in connection therewith confirm to the terms and conditions hereof, payment shall be made of the amount specified in immediately available funds not later than 1:00 p.m., New York time, on the next Succeeding Business Date. Payment under this Letter of Credit shall be by wire transfer of immediately available funds to the account specified in the draft. As used in this Letter of Credit, "Business Day" shall mean any day, other than a Saturday, Sunday or other day on which commercial banks in New York, United States are authorized by law to close.

6. Upon receipt of a draft and certificate which are not in conformity with terms and conditions of this Letter of Credit, the Bank will promptly (and in any event within one Business Day of such receipt) notify ORION ASIA PACIFIC CORP. of such nonconformity and the reason therefor.

7.   Multiple drawings may be made hereunder.

8. Only ORION ASIA PACIFIC CORP. may make drawings under this Letter of credit. Upon payments as provided in Section 5 of the amount specified in a draft hereunder, the Bank shall be fully discharged of its obligation under this Letter of Credit with respect to such draft.

9. Should the Expiry Date be a date prior to the time in which payments covered by this Letter of Credit could potentially be due from DACOM CORP. under the Agreement, then at least 30 days prior to the Expiry Date, this Letter of Credit shall be replaced with a substitute Letter of Credit in an amount equal to the Maximum Drawing Amount. If it is not so replaced, then ORION ASIA PACIFIC CORP. may draw upon this Letter of Credit in full.

10. To the extent not inconsistent with the express terms hereof, this Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits (1993 revision) International Chamber of Commerce Publication No. 500. Communications with respect to this Letter of Credit shall be in writing or shall be transmitted by telecopier (promptly confirmed in writing) and shall be addressed to the Bank at [address in New York, U.S.A.] and shall specifically refer to the number of this Letter of Credit.

11. Any drawing under this Letter of Credit will be paid from the general funds of the Bank and not directly or indirectly from funds or collateral deposited with or for the account of the Bank by or on behalf of DACOM CORP., or pledged with or for the account of the Bank will seek reimbursement for payments made pursuant to a drawing under this Letter of Credit only after such payments have been made.

12. This Letter of Credit sets forth in full the Bank's undertaking, and such undertaking shall not in anyway be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only Annexes A, B, and C, and the notices referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument, or agreement except as set forth above.

Very truly yours,

[ISSUING BANK]
By:

                     [Where ORION ASIA PACIFIC CORP. DRAWS]
                                                                         ANNEX C
                             CERTIFICATE FOR DRAWING

The undersigned, a duly authorized representative of ORION ASIA PACIFIC CORP., as a beneficiary under that certain IRREVOCABLE STANDBY LETTER OF CREDIT No. ________, dated [the Date of Issuance], established by [Issuing Bank] (the "Bank") (the "Letter of Credit"), hereby certifies as follows: A payment(s) in the amount of US$_____ required to be made to ORION AISA PACIFIC CORP. by DACOM CORP. pursuant to the Agreement is overdue. [1. Notwithstanding the first sentence of Section 9 of the Letter of Credit, the Letter of Credit, which covers a payment in the amount of US$__________ payable in the future by DACOM CORP. to ORION ASIA PACIFIC CORP., has not been replaced with a substitute Letter of Credit.]

2. The aggregate amount of the accompanying draft does not exceed the Maximum Drawing Amount.

Capitalized Terms used herein and not otherwise defined herein shall have the meaning given to them in the Letter of Credit.

IN WITNESS WHEREOF, each of the undersigned has executed this Certificate as of [Date].

ORION ASIA PACIFIC CORP.

By:
[Name and title of Authorized
Representative of ORION ASIA PACIFIC CORP.]

[Irrevocable Standby Letter of Credit to be issued by ORION ASIA PACIFIC CORP.'s bank to DACOM CORP.]

                      IRREVOCABLE STANDBY LETTER OF CREDIT


                                 Issuance Date:
                                 Credit Number:




Dear Sirs:

1. [Name of issuing Bank] (the "Bank") hereby establishes, in your favor, at the request and for the account of ORION ASIA PACIFIC CORP., the Bank's IRREVOCABLE STANDBY LETTER OF CREDIT NO. ____ (this "Letter of Credit"), in an amount not to exceed United States Dollars (________USD) (such amount, as it may be reduced from time to time in accordance with Section 3 hereof, being called the "Maximum Drawing Amount"). This Letter of Credit is being issued pursuant to the Joint Investment Agreement dated as of November 11, 1996 (the "Agreement") and the subsequent amendments thereto between DACOM CORP. and ORION ASIA PACIFIC CORP. This Letter of Credit is effective immediately UPON RECEIPT BY THE [Name of bank] of a payment in the amount of the Maximum Drawing Amount for further credit to the account of ORION ASIA PACIFIC CORP. (Account No. _________) and will expire at 4:00 p.m., Seoul time, on the earlier of (a) the date (the "Surrender Date") upon which DACOM CORP. presents to the Bank a certificate in the form of Annex A hereto or (b) 31 August 1999 (the "Expiry Date") (the earlier of the Surrender Date or the Expiry Date being referred to herein as the "Termination Date").

2. The Bank hereby irrevocably authorizes DACOM CORP. to draw on the Bank, in accordance with the terms and conditions hereinafter set forth, an amount not in excess of the Maximum Drawing Amount on the date of such drawing (the "Date of Drawing").

3.   The Maximum Drawing Amount shall be modified from time to time as follows:

     (a) upon payment by the Bank of a drawing hereunder, the Maximum Drawing Amount applicable to each Date of Drawing subsequent to such payment shall be automatically reduced by an amount equal to the amount of the drawing so paid.

4. Funds under this Letter of Credit are available to DACOM CORP. against presentation of a draft of DACOM CORP. in the form of Annex B hereto and a certificate signed by DACOM CORP. in a form of Annex C hereto. Each such draft and certificate shall be dated the date of presentation and shall be presented at the Bank's office at [address in Seoul, Korea] (Telecopier No. ). The Bank agrees that, so long as this Letter of Credit is in effect, it will maintain an office in, or an arrangement reasonably satisfactory to DACOM CORP. with a paying bank having an office in Korea where such presentation may be made. The aforesaid drafts and certificates shall have all blanks appropriately completed, shall be signed by a person purporting to be an authorized representative of DACOM CORP., and shall be either in the form of a letter or a communication by telecopier delivered to the Bank. Any communication by telecopier pursuant to which a drawing is made hereunder shall be promptly confirmed to the Bank in writing. However, the Bank shall have no responsibility or liability for DACOM CORP.'s failure to confirm any drawing made by telecopier in writing or for any discrepancies that may exist between the documents delivered by telecopier and DACOM CORP.'s written confirmation of same.

5. The Bank hereby agrees that all drafts drawn under the terms of this Letter of Credit will be duly honored by the Bank upon delivery, or transmission by telecopier (promptly confirmed in writing),m of the draft and the certificate as specified in Section 2 and if presented (by such delivery or transmission) at our aforesaid office on or before 4:00 p.m. Seoul time, on the Termination Date. If a drawing is made by DACOM CORP. hereunder at or prior to 11:00 a.m., Seoul time, on a Business Day (as hereinafter defined), and provided that such draft and certificate presented in connection therewith conform to the terms and conditions hereof, payment shall be made of the amount specified in immediately available funds not later than 4:00 p.m., Seoul time, on the same Business Date. If a drawing is made by DACOM CORP. hereunder after 11:00 a.m., Seoul time, and provided that such draft and certificate presented in connection therewith confirm to the terms and conditions hereof, payment shall be made of the amount specified in immediately available funds not later than 1:00 p.m., Seoul time, on the next Succeeding Business Date. If a drawing is made by DACOM CORP. hereunder on a Business Day but which day is a Saturday or Sunday, New York, U.S.A. time or other day on which commercial banks in New York, U.S.A. are authorized by law to close and provided that such draft and certificate presented in connection therewith conform to the terms and conditions hereof, payment shall be made of the amount specified in immediately available funds not later than 10:00 a.m., Seoul time, on a day after the next succeeding Business Day. Payment under this Letter of Credit shall be by wire transfer of immediately available funds to the account specified in the draft. As used in this Letter of Credit, "Business Day" shall mean any day, other than a Saturday, Sunday or other day on which commercial banks in Seoul, Korea are authorized by law to close.

6. Upon receipt of a draft and certificate which are not in conformity with terms and conditions of this Letter of Credit, the Bank will promptly (and in any event within one Business Day of such receipt) notify DACOM CORP. of such nonconformity and the reason therefor.

7.   Multiple drawings may be made hereunder.

8. Only DACOM CORP. may make drawings under this Letter of credit. Upon payments as provided in Section 5 of the amount specified in a draft hereunder, the Bank shall be fully discharged of its obligation under this Letter of Credit with respect to such draft.

9. Should the Expiry Date be a date prior to the time in which refunds covered by this Letter of Credit could potentially be due from ORION ASIA PACIFIC CORP. under the Agreement, then at least 30 days prior to the Expiry Date, this Letter of Credit shall be replaced with a substitute Letter of Credit in an amount equal to the Maximum Drawing Amount. If it is not so replaced, then DACOM CORP. may draw upon this Letter of Credit in full.

10. To the extent not inconsistent with the express terms hereof, this Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits (1993 revision) International Chamber of Commerce Publication No. 500. Communications with respect to this Letter of Credit shall be in writing or shall be transmitted by telecopier (promptly confirmed in writing) and shall be addressed to the Bank at [address in Seoul, Korea] and shall specifically refer to the number of this Letter of Credit.

11. Any drawing under this Letter of Credit will be paid from the general funds of the Bank and not directly or indirectly from funds or collateral deposited with or for the account of the Bank by or on behalf of ORION ASIA PACIFIC CORP., or pledged with or for the account of the Bank will seek reimbursement for payments made pursuant to a drawing under this Letter of Credit only after such payments have been made.

12. This Letter of Credit sets forth in full the Bank's undertaking, and such undertaking shall not in anyway be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only Annexes A, B, and C, and the notices referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument, or agreement except as set forth above.

Very truly yours,

[ISSUING BANK]

By:

                                                                         ANNEX A

                                   [UNCHANGED]

                                                                         ANNEX B

                                   [UNCHANGED]

                            [Where DACOM CORP. DRAWS]
                                                                         ANNEX C
                             CERTIFICATE FOR DRAWING

The undersigned, a duly authorized representative of DACOM CORP., as a beneficiary under that certain IRREVOCABLE STANDBY LETTER OF CREDIT No. ________, dated [the Date of Issuance], established by [Issuing Bank] (the "Bank") (the "Letter of Credit"), hereby certifies as follows:

1. A refund(s) in the amount of US$_____ required to be made to DACOM CORP. by ORION ASIA PACIFIC CORP. pursuant to the Agreement is overdue. [1. Notwithstanding the first sentence of Section 9 of the Letter of Credit, the Letter of Credit, which covers a payment in the amount of US$__________ potentially payable in the future by ORION ASIA PACIFIC CORP. to DACOM CORP., has not been replaced with a substitute Letter of Credit.]

2. The aggregate amount of the accompanying draft does not exceed the Maximum Drawing Amount.

Capitalized Terms used herein and not otherwise defined herein shall have the meaning given to them in the Letter of Credit.

IN WITNESS WHEREOF, each of the undersigned has executed this Certificate as of [Date].

DACOM CORP.
By:
[Name and title of Authorized
Representative of DACOM CORP.]

                          COMMERCIAL - IN - CONFIDENCE







                                    Exhibit F

                              Acceptance Test Plan.

                                                                          HUGHES
                                                                   HS601 HP -XXX



--------------------------------------------------------------------------------

                                      ORION

--------------------------------------------------------------------------------


                              INTEGRATED TEST PLAN

                                   AUGUST 1996



                                ----------------
                                 Approved by HSC





                               ------------------
                                Approved by ORION





                               HUGHES PROPRIETARY

         This document contains proprietary information, and except with written permission of Hughes Space and Communications Company, such information shall not be published, or disclosed to others, or used for any purpose and the document shall not be duplicated in whole or in part.

                                 Copyright 1996
                     Hughes Space and Communications Company
                                Unpublished Work

                                 LIST OF FIGURES

                                                                                                            Page

A-1 HS601 HP Integration and Test Documentation ..........................................................   iii
1-1 Top Level Acceptance Spacecraft Test Flow.............................................................   1-3
1-2 HS601 HP Acceptance Spacecraft Integration and Test Flow Details......................................   1-4





                                 LIST OF TABLES

                                                                                                            Page
3.1.1 HS601 HP Product Line Heritage / Qualification Matrix ...............................................  3-3
3.2 Unit Thermal Cycle and Thermal Vacuum Cycle Requirements ..............................................  3-6

4.  Subsystem and System Test Matrices ....................................................................  4-2
                  4.1 Mechanical ..........................................................................  4-2
                  4.2 Electrical Power Subsystem...........................................................  4-4
                  4.3 Attitude Control Subsystem...........................................................  4-6
                  4.4 Liquid Propulsion Subsystem (LPS) ...................................................  4-8
                  4.5 Xenon Ion Propulsion Subsystem (XIPS)................................................ 4-10
                  4.6 T&C Subsystem Digital Equipment ..................................................... 4-12
                  4.7 T&C Subsystem RF Hardware ........................................................... 4-13
                  4.8 Communications Subsystem............................................................. 4-14

5.2 In Orbit Test (JOT) Matrices...........................................................................  5-2
                  5.2.1 Electrical Power Subsystem ........................................................  5-2
                  5.2.2 Attitude Control Subsystem.........................................................  5-3
                  5.2.3 Communications Subsystem ..........................................................  5-4
                  5.2.4 Telemetry and Command Subsystem....................................................  5-5

                                TABLE OF CONTENTS

                                                                                                             Page

ACRONYMS AND ABBREVIATIONS.................................................................... NOT NUMBERED

FOREWORD          .........................................................................................i
         A. Integrated Test Plan (ITP) and HS601 HP Integration and Test Documentation.....................   ii
         B. HS601 HP Product Line Test Philosophy..........................................................   iv
         C. Program-Specific Information for the _____________________  Spacecraft.........................   vi

1.  INTRODUCTION...........................................................................................  1-1
         1.1 Plan Scope ...................................................................................  1-2
         1.2 Test Program Flow.............................................................................  1-2
         1.3 Plan Content..................................................................................  1-2
         1.4 Customer Participation .......................................................................  1-2

2.  TEST PROVISIONS........................................................................................  2-1
         2.1 HS601 HP Product Line Test Philosophy.........................................................  2-2
         2.2 Test Requirements.............................................................................  2-2
                  2.2.1 Development Testing................................................................  2-3
                  2.2.2 Qualification Testing .............................................................  2-3
                  2.2.3 Acceptance Testing ................................................................  2-4
                  2.2.4 Life Testing.......................................................................  2-4
         2.3 Test Phase Descriptions.......................................................................  2-5
                  2.3.1 Unit Level.........................................................................  2-5
                  2.3.2 Subsystem Level ...................................................................  2-7
                  2.3.3 System Level ......................................................................  2-9
                  2.3.4 In Orbit Testing (IOT)............................................................. 2-14

3.  UNIT/EQUIPMENT LEVEL TESTING ..........................................................................  3-1
         3.1 Unit/Equipment Heritage I Qualification/Heritage..............................................  3-2
                  3.1.1 HS601 HP Product Line Heritage / Qualification Matrix .............................  3-3
         3.2 Unit Thermal Cycle and Thermal Vacuum Cycle Requirements .....................................  3-6
         3.3 Life Testing .................................................................................  3-9

4.  SUBSYSTEM AND SYSTEM LEVEL ACCEPTANCE TESTING .........................................................  4-1
         4. Test Matrices .................................................................................  4-2
                  4.1 Mechanical ..........................................................................  4-2
                  4.2 Electrical Power Subsystem...........................................................  4-4
                  4.3 Attitude Control Subsystem...........................................................  4-6
                  4.4 Liquid Propulsion Subsystem (LPS) ...................................................  4-8
                  4.5 Xenon ion Propulsion Subsystem (XIPS)................................................ 4-10
                  4.6 T&C Subsystem Digital Equipment ..................................................... 4-12
                  4.7 T&C Subsystem RF Hardware ........................................................... 4-13
                  4.8 Communications Subsystem............................................................. 4-14

5.  IN ORBIT TESTING (IOT).................................................................................  5-1
         5.1 Overview......................................................................................  5-2
         5.2 Tests.........................................................................................  5-2
                  5.2.1 Electrical Power Subsystem ........................................................  5-2
                  5.2.2 Attitude Control Subsystem.........................................................  5-3






                  5.2.3 Communications Subsystem...........................................................  5-4
                  5.2.4 Telemetry and Command Subsystem....................................................  5-5

                          COMMERCIAL - IN - CONFIDENCE





                                    Exhibit G

                               Interference Tests.